UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2014 (October 6, 2014)

MERCURY NEW HOLDCO, INC.
(Exact name of registrant as specified in its charter)

Virginia	333-195850	46-5188184
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(804) 887-5000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 6, 2014, Media General, Inc. (“Media General”) and LIN Media LLC (“LIN”) issued a joint press release in connection with the business combination of Media General and LIN, which announces the approval of the proposals described in the joint proxy statement/prospectus filed by Mercury New Holdco, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on July 24, 2014 and the supplement thereto filed by the Company with the SEC on September 15, 2014, and the expected directors and executive officers of the combined company. A copy of this press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Joint Press Release of Media General, Inc. and LIN Media LLC, dated October 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY NEW HOLDCO, INC.
(Registrant)

Date: October 7, 2014
/s/ James F. Woodward
	Name:	James F. Woodward
	Title:	Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release of Media General, Inc. and LIN Media LLC, dated October 6, 2014.